Exhibit 10.2
                        Agreement to Lease Real Property



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                             Trails Shopping Center


         THIS LEASE, (the "Lease") made and entered into as of the 18th day of October , 1996, by and between Sterling Tequesta/Trails Limited Partnership ("Landlord") and The Commercial Bancorp, Inc. ("Tenant").

                                   WITNESSETH:

                                    ARTICLE I
                REFERENCE PROVISIONS, AND ENUMERATION OF EXHIBITS

         Section 1.1 REFERENCE PROVISIONS. Where used in this Lease, the designated terms hereinafter set forth shall have the meanings ascribed by the provisions of this Section 1.1:

         (a) "SHOPPING CENTER" - that certain real property generally known as Trails Shopping Center (the "Shopping Center") more particularly described in Exhibit "A" attached hereto and by this reference incorporated herein together with all improvements now located or hereafter erected thereon, less any deletions pursuant to this Lease, plus such additions as the Landlord may from time to time designate as comprising part of the Shopping Center.

         (b) "LEASED PREMISES" - that certain space located in a building erected or to be erected on the Shopping Center containing approximately 3,347 square feet as shown Exhibit "B" attached hereto; Bay 38 and 41.

         (c)      "TENANT'S TRADE NAME" - The Commercial Bank.

         (d) 'TERM" - the period of time commencing as of the date hereof and ending, unless extended or sooner terminated as herein provided, at 12 o'clock (midnight) on the fifth (5th) annual anniversary of the Rental Commencement Date as herein below defined.

         (e) "LEASE YEAR" - each period (during the Term) of twelve (12) calendar months which begins on the Rental Commencement Date or on any annual anniversary thereof, or such shorter period (if any) which begins as aforesaid and ends on the date of the termination of this Lease.

         (f) "MINIMUM RENT" - the Minimum Rent shall be $35,082.00 per year payable monthly in advance in equal installments of $2,923.50 each beginning on the "Rental Commence Date." The Minimum Rent for each Lease Year commencing with the second Lease Year shall be four percent (4%) more than the Minimum Rental for the preceding Lease Year.

         (g) "PERCENTAGE RENT. - There shall be no Percentage Rent due under this Lease. All references to Percentage Rent are hereby deleted.

         (h) "TENANT'S SHARE OF OPERATING EXPENSES" - this is a fully net lease and Tenant shall pay its pro rata share of Operating Expenses as set forth in
Section 2.6. Initially, Tenant shall pay $962.26 monthly toward Tenant's share of Operating Expenses.

         (i)      ANCHOR TENANT(S) - Publix, Eckerds.

         (j) "USE" - Tenant shall use the Leased Premises solely for the purpose of a bank.

         (k) "COMMON AREA" - all areas and facilities in the Shopping Center designated for the general use, in common, of occupants of the Shopping Center, including the Tenant hereunder, its officers, agents, employees and customers. Common Areas shall include the parking areas, sidewalks, canopies, roadways, loading platforms, washrooms, ramps and landscaped areas.


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         (l)  "INITIAL  DEPOSIT" - in the amount of  $8,885.76  shall be paid to
Landlord upon Tenant's execution of this Lease of which $5,000.00 is to be a "SECURITY DEPOSIT" applied as provided in Section 11.3 and the balance of $3,885.76 represents the first Full Month's Minimum Rent, including Tenant's Share of Operating Expenses and 6% Florida sales tax.

         (m) "CONSTRUCTION OBLIGATIONS" - as specified in Article III and Exhibit "C" attached hereto.

         (n) "ADDRESSES FOR NOTICE" -
             TO LANDLORD:  Sterling  Tequesta/Trails
                           Limited  Partnership
                           209 Phipps  Plaza
                           Palm  Beach,  Florida  33480
                           (407) 835-1810

             TO TENANT:  The Commercial  Bancorp,  Inc.
                         P.O. Box 730428
                         Ormond  Beach,  FL 32173
                         Telephone 904-672-3003

         (o) "ADDRESS FOR PAYMENTS"- Unless otherwise directed by Landlord, all payments hereunder or required by this Lease shall be made to:
                           Trails Shopping Center
                           209 Phipps Plaza
                           Palm Beach, Florida 33480

         (p)      "MONTHLY MERCHANTS ASSOCIATION DUES" of $0.00 per month.

         (q)      "BROKERS" - Sterling Realty Services, LC.

         Section 1.2 GRANTING OF THE LEASED PREMISES. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Leased Premises. Provided Tenant is not in default hereunder, Tenant shall be entitled to use the Common Areas in common with the Landlord and other tenants of the Shopping Center throughout the Term of this Lease. Landlord may reduce or change the number, dimensions or location of the improvements comprising the Shopping Center or any of them in any manner whatsoever as Landlord shall deem proper. It is expressly understood and agreed that nothing herein contained shall be construed as a grant or rental of or a conveyance of any rights in the roof or exterior of the building or buildings of which the Leased Premises constitute a part; the air space (occupied or not) above a horizontal elevation plane coterminous with the bottom edge of the structural steel framework supporting the roof of the Leased
Premises: the Common Areas (except as herein before specifically provided to the contrary); the air space (occupied or not) below a horizontal elevation plane coterminous with the finished floor level of the Leased Premises; or of the land upon which the Leased Premises are located.

         Section 1.3 FLOOR AREA. The term "Floor Area" as used in this Lease shall mean the actual number of square feet of floor space within the Leased Premises and any area outside the Leased Premises which is exclusively appropriated for use by Tenant; subject, however, to the limitations of Section
1.2 hereof. The Floor Area of the Leased Premises shall be finally determined by Landlord on or before the "Rental Commencement Date" (as herein below defined), and shall be calculated by measuring from the center line of interior or party walls and from the exterior faces of exterior walls.

         Section 1.4 ACCEPTANCE OF LEASED PREMISES. By opening for business, Tenant shall be deemed to have accepted the Leased Premises, to have acknowledged that the same are in condition called for hereunder and to have agreed that as of that date all of the obligations imposed upon Landlord under this Lease have been fully performed.

         Section 1.5 QUIET ENJOYMENT. Tenant, upon paying the rents herein reserved and performing and observing all other terms, covenants and conditions of this Lease on Tenant's part to be performed and observed, shall peaceable and quietly have, hold and enjoy the Leased Premises during the Term, subject nevertheless to the terms of this Lease and to any mortgages, ground or underlying leases, agreements and encumbrances to which this Lease is or may be subordinated.


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         Section 1.6 RENTAL  COMMENCEMENT DATE. Except as herein provided to the contrary, the phrase "Rental Commencement Date" shall be 3/1/97.

                                   ARTICLE II
                             RENT AND OTHER CHARGES

         Section 2.1 MINIMUM RENT. Tenant shall pay to Landlord without previous demand therefor and without any setoff or deduction whatsoever except as expressly provided in this Lease, the Minimum Rent provided in Section 1.1(f), as adjusted in 2.1 hereof, payable in equal monthly installments, in advance, on the first day of each and every calendar month throughout the Term. The Minimum Rent shall commence to accrue on the Rental Commencement Date. The first full payment date hereunder shall be the first day of the first calendar month following the Rental Commencement Date and on that date Tenant shall pay to Landlord the Minimum rent set forth in Section 1.1(f) for the month beginning on such date plus a proportionate amount thereof for the period, if any, beginning on the Rental Commencement Date and ending on the day preceding such first full rental payment date hereunder. Unless otherwise directed by Landlord, all payments hereunder or required by this Lease shall be made to the address as set forth in Section 1.1(o).

         Section 2.2 OPERATING EXPENSES. In addition to the monthly Base Rent due pursuant to Section 2.1, herein, Tenant agrees to pay as additional rent to Lessor, Lessee's proportionate share of the Shopping Center's "Operating Expenses." The term "Proportionate Share" shall mean that fraction, the numerator of which is the total number of rentable square feet of space contained within the Leased Premises and the denominator of which is the total area of the Shopping Center less the area leased to the Anchor Tenants. The term "Operating Expenses" shall mean all costs of operation, servicing, management and maintenance of the Shopping Center containing the Leased Premises less the sums paid for such costs by the Anchor Tenants, and more particularly but without restricting the generality of the foregoing, shall include the cost of:

         (a) Employees. Salaries, wages, medical, surgical and general welfare benefits, group life insurance, pension payments, payroll taxes, workmen's compensation and unemployment insurance contributions and reimbursable expenses on behalf of employees.

         (b) Utilities. Water and sewer charges, common electric, common power and fuel and other utilities.

         (c) Insurance. Premiums paid by Landlord and attributable to the fire insurance with standard extended coverage and any other risks as Landlord may elect or be required to carry covering all portions of the building or buildings in the Shopping Center including all improvements, betterments, fixtures, equipment and machinery installed in such building or buildings either by Landlord or by the occupants of the Shopping Center, but excluding the common areas therein and any personal property, movable trade fixtures and contents owned by the respective tenants occupying the Shopping Center

         (d) Building Maintenance. General Building maintenance, including any painting, repairs and replacements for the common areas, roof, walls, upkeep and servicing of the equipment therein, including all supplies, equipment, tools and materials required.

         (e) Management. The management fee paid to the management company managing the Shopping Center for the Landlord.

         (f) Taxes and Fees. All taxes and assessments and governmental charges and fees imposed upon the Shopping Center, including without limitation any occupancy, gross receipts or rental taxes paid by Landlord, but no income or franchise tax or any other taxes imposed or measured by Landlord's income or profits unless the same is in lieu of real estate taxes.

         (g) Maintenance of Open Space and Related Expenses. Landscape and lawn care, sprinkler system service, maintenance of street lights, power broom sweeping power lot surface and drives, relining of and sealing of asphalt surface areas, maintenance


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                  of signs lake banks of lake and growth at waters  edge,  trash structures and in general any and all items related to the asphalt surface space, landscape, sodded areas, sidewalks and lake and retention areas, including property adjoining or near the Shopping Center that is maintained by the Shopping Center.

         Prior to the commencement of this Lease and during each year thereafter, Landlord shall furnish to Tenant a written estimate of the Operating Expenses and Tenant's proportionate Share for the ensuing year or portion thereof, the annual charge shall be completed on the basis of periods of twelve ( 12) consecutive months as designated by Landlord. Tenant shall pay such estimated amount to Landlord in equal monthly installments with payments of Minimum Annual Rent. After the end of each year, Landlord shall furnish to Tenant a statement setting forth in reasonable detail the actual Operating Expenses during such period and Landlord and Tenant shall within thirty (30) days thereafter made such payment or allowance necessary to adjust estimated payment to Tenant's actual share of Operating Expenses as shown on such statement. Any amount due Tenant shall be credited against installments next coming due pursuant to this Section 2.2 or by payment to Tenant when adjustment is to be made in the last year of the Lease. The calculation of Operating Expenses for less than a full calendar year shall be based upon the pro-rata share of Operating Expenses for the calendar year in which the Lease commences and expires. If at any time during any year of the Lease the rates of any Operating Expenses items for the Shopping Center are increased to rate(s) or amount(s) greater than that used in calculating the estimated Operating Expenses for such year, Tenant's estimated share of such Operating Expenses shall be increased for the month in which such increase becomes effective and for succeeding months by increasing Tenant's proportionate Share of Operating Expenses to reflect such increase as applicable. Upon receipt of notice of such increase in rate or amount, Landlord shall give Tenant written notice of amount or estimated amount of increase, the month in which it shall become effective and Tenant's monthly share thereof: Tenant shall pay such increases to Landlord as part of Tenant's monthly payments of estimated Operating Expenses as provided in this Section 2.2 commencing with the month in which such increase shall be effective. If Landlord shall eliminate the payment of any Operating Expense item, as a result of the installation of labor-saving devices or by any other means, the corresponding savings shall be deducted from that year's Operating Expenses.

         Landlord agrees to keep true and accurate records in accordance with accepted accounting principles of Operating Expenses for each year. Each Landlord's Operating Expense Statement shall set forth in reasonable sufficient detail the Operating Expense for said year. Tenant shall have the right during reasonable business hours and upon not less than five (5) business days prior written notice to Landlord to such effect to examine and to audit any Landlord's Operating Expense Statement within six (6) months after the receipt by Tenant of any such Landlord's Expense Statement. Upon expiration of such six (6) month audit period Landlord's Operating Expense Statement shall be deemed conclusive by the Tenant.

         Section 2.3 UTILITIES CHARGE. Tenant shall pay promptly, as additional rents, as and when the same become due and payable all water rents rates and charges, all sewer rents and all charges for electricity, gas heat, steam hot and/or chilled water, air conditioning, ventilating, lighting systems, and other utilities supplied to the Leased Premises. If any such utilities are not separately metered or assessed or are only partially separately metered or assessed and are used in common with other tenants in the Shopping Center. Tenant will pay to Landlord a proportionate share of such charge for the utilities used in common as set forth in Section 2.2 in addition to Tenant's payments of the separately metered charges. In addition, Tenant shall pay all "tap" and "impact" fees charged for connection of utilities to the Leased
Premises, as well as its proportionate share of any and all security deposits charged by the providers of such utilities.

                                   ARTICLE III
                         CONSTRUCTION OF LEASED PREMISES

         The Leased premises shall be constructed by Landlord and Tenant in accordance with the provisions of Exhibit "C" annexed hereto and made a part hereof.

                                   ARTICLE IV
                             USE OF LEASED PREMISES


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         Section  4.1 USE OF LEASED  PREMISES.  Tenant  agrees to use the Leased
Premises only for the permitted uses set forth in Section 1.1j and for no other purpose. Tenant covenants that the Leased Premises shall during the Term of this Lease, be used only and exclusively for lawful and moral purposes, and no part of the Leased Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the laws, ordinances, regulations, or orders of the United States, or of the State, County and/or City where the Leased Premises are located. Tenant shall comply with all such laws, ordinances regulations or orders now in effect or hereafter enacted or passed during the Term of this Lease insofar as the Leased Premises and any signs of the Tenant are concerned, including, but not limited to zoning ordinances, building codes and fire codes, and shall make it Tenant's own cost and expense all additions and alterations to the Leased Premises ordered or required by such authorities, whether in order to meet the special needs of tenant or by reason of the occupancy of tenant, or otherwise; provided, however, Tenant shall not be required to make structural alterations to the Leased Premises of the building in which the Leased Premises are located unless made necessary by reason of the nature of Tenant's business, work performed in the Leased Premises, or the manner of operation thereof

         Section 4.2 CONTINUOUS OPERATION BY TENANT. Tenant agrees that a shopping center is an interdependent enterprise, that the Shopping Center's success is dependent on the continued operation of Tenant's business for the benefit of all involved, and that maintenance of the character and quality of the Shopping Center is enhanced by the continued occupancy of the Leased Premises and the regular conduct of Tenant's business therein. Accordingly, Tenant agrees to open the Leased Premises for business on the commencement date provided in Section 1.6 hereof and operate one hundred percent ( 100%) of the Leased Premises during the entire Term under the name set forth in this Lease or such other name as Landlord may approve in writing, with due diligence and efficiency so as to produce all the Gross Sales which may be produced by such manner of operation. Tenant shall carry at all times in said Leased Premises a stock of merchandise of such size, character and quality as shall be reasonably designed to produce maximum Gross Sales.

         Section 4.3 ADDITIONAL COVENANTS OF TENANT. Tenant's use of the Leased Premises and the common areas shall be subject at all times during the Term to reasonable rules and regulations adopted by Landlord not in conflict with any of the express provisions hereof governing the use of the parking areas, malls walks, driveways, passageways, signs, exteriors of building, lighting and other matters affected other tenants in and the general management and appearance of the Shopping Center. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord Tenant expressly agrees as follows:

         (a) All deliveries to or from the Leased Premises shall be done only at such times, in the areas and through the entrances designated for such purposes by Landlord.

         (b) All garbage and refuse shall be kept inside the Leased Premises in the kind of container specified by Landlord, and shall be placed outside of the Leased Premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's refuse and garbage and maintain all common loading areas in a clean manner satisfactory to the Landlord. If any part of the Tenant's business shall consist of the preparation and/or sale of food, including without limitation the operation of a restaurant, snack shop or food market, Tenant shall provide refrigerated garbage containers at Tenant's expenses for the disposal of food scraps and refuse. Tenant shall use any trash compactor Landlord provides for the general use of Tenant or tenants in a designated area of the Shopping Center.

         (c) No radio or television aerial or other device shall be erected on the roof or exterior walls of the Leased Premises or the building in which the Leased Premises are located without first obtaining in each instance the Landlord's consent in writing. Any aerial or device installed without such written consent shall be subject to removal at Tenant's expense without notice at any time.

         (d) No loud speakers, televisions, phonographs, radios, tape players or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior


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                  written consent of Landlord, nor shall Tenant solicit business or distribute advertising or promotional material in the common areas.

         (e) The plumbing facilities shall not be used for any other purpose than that for which they are constructed; no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant. All grease traps, if any, shall be installed and maintained in accordance with applicable law and in accordance with Landlord's requirements.

         (f) Tenant at its expense shall contract for termite and pest extermination services covering the Leased premises, to be rendered semimonthly.

         (g) Tenant shall not burn any trash or garbage of any kind in the Leased Premises, the Shopping Center or within three (3) miles of Shopping Center.

         (h) Tenant shall keep and maintain the Leased Premises (including, without limitation, exterior and interior portions of all windows, doors and all other glass) in a neat and clean condition.

         (i) Tenant at its expense shall participate in any reasonable window cleaning program that may be established by Landlord for all or substantially all other stores in the Shopping Center.

         (j) Tenant shall take no action which would violate Landlord's labor contracts, if any, affecting the Shopping Center, nor create any work stoppage, picketing, labor disruptions or dispute, or any interference with the business of Landlord or any other Tenant or occupant in the Shopping Center or with the rights and privileges of any customer or either person(s) lawfully in and upon said Shopping Center, nor shall Tenant cause any impairment or reduction of the good will of the Shopping Center.

         (k) Tenant shall pay before delinquency all license or permit fees and charges of a similar nature for the conduct of any business in the Leased Premises.

         (m) Tenant shall store and/or stock in the Leased Premises only such merchandise Tenant is permitted to offer for sale in the Leased Premises pursuant to the Lease.

         (n) Tenant shall not conduct or permit any fire, bankruptcy, auction or "going out of business" sale (whether real or fictitious) in the Leased Premises, or utilize any unethical method of business operation.

         (o) Tenant shall not perform any act or carry on any practice which may damage mar or deface the Leased Premises or any other part of the Shopping Center.

         (p) Tenant shall not use any forklift truck, tow truck or any other powered machine for handling freight in the Shopping Center except in such manner and in those areas in the Shopping Center as may be approved by Landlord in writing. All such equipment shall have rubber wheels only.

         (q) Tenant shall not place a load on any floor in the interior delivery system, if any, or in the Leased Premises, or in any area of the Shopping Center exceeding the floor load which such floor was designed to carry, nor shall Tenant install, operate or maintain therein any heave item or equipment except in such manner as to achieve a proper distribution of weight.

         (r) Tenant shall not install, operate or maintain in the Leased Premises or in any other area of the Shopping Center any electrical equipment which does not bear underwriter's approval, or which would overload the electrical system or any part hereof beyond its capacity for proper and safe operation as determined by the Landlord.

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         (s)      Tenant shall not suffer, allow or permit any vibration, noise, light, odor or other effect to emanate from the Leased Premises, or from any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort and convenience of Landlord or any of the other occupants of the Shopping Center or their customers, agents or invitees or any others lawfully in or upon the Shopping Center. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

         (t) Tenant shall not use or occupy the Leased Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Leased Premises the Shopping Center and/or the neighborhood in which the Shopping Center is located.

         (u) Tenant shall not store, display, sell or distribute any alcoholic beverage or any dangerous materials (including without limitation fireworks) unless specifically permitted in this Lease.

         (v) Tenant shall not use or occupy the Leased Premises or do or permit anything to be done thereon in any manner which shall prevent Landlord and/or Tenant from obtaining at standard rates any insurance required or desired, or which would invalidate or increase the cost to Landlord of any existing insurance, or which might cause structural injury to any building, or which would constitute a public or private nuisance or which would violate any present or future laws, regulations, ordinances or requirements (ordinary or extraordinary foreseen or unforeseen) of the federal state or municipal governments or of any department, subdivisions, bureaus or of offices thereof, or of any other governmental public or quasi-public authorities now existing or hereafter created having jurisdiction in the Leased Premises or the Shopping Center or which they form a part.

         (w) Tenant shall not operate on the Leased Premises or in any part of the Shopping Center any coin or token operated vending machine or similar device (including, without limitation, pay telephone, pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, foods, candy, cigarettes or other merchandise and/or commodities), except for the sole and exclusive use of Tenant's employees.

         (x) Tenant shall conduct no business related activity in the Common Area.

         (y) Tenant and its employees shall park in the employee parking areas as designated by Landlord.

         Section 4.4 SIGNS, AWNINGS AND CANOPIES. Landlord shall erect and maintain such suitable signs as in its sole discretion may deem appropriate in the Shopping Center. Tenant shall erect and maintain only such sign as Landlord may approve in accordance with the criteria set forth on Exhibit "D" attached hereto. Tenant shall submit to Landlord detailed drawings of its sign for review and approval by Landlord prior to erecting said sign on the Leased Premises.

         Tenant shall keep insured and maintain such sign in good condition, repair and operating order at all times. If any damage is done to Tenant's sign Tenant shall commence to repair same within five (5) days or Landlord may at its option repair same at Tenant's expense.

         Tenant shall not place or permit to be placed or maintained on any door, exterior wall or window of the Leased Premises any sign, awning, or canopy or advertising matter or other thing of any kind, and shall not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises without first obtaining Landlord's written consent. Tenant further agrees to maintain any such signs, awnings, canopies, decorations, lettering, advertising matter or other things as may be approved by Landlord in good condition, operating order and repair at all times. All signs of tenant visible from the common areas of the Shopping Center shall be in good taste and shall conform to the standards of design, motif, and decor from time to the established by Landlord for the Shopping Center. No flashing signs shall be permitted. No credit card signs or advertisements nor any hand lettered signs shall be visible from the common areas. Tenant shall install professionally lettered name signs on its service doors.

                                    ARTICLE V
                          INSURANCE REQUIRED OF TENANT


         Section 5.1 INSURANCE REQUIRED OF TENANT.
         (a) Tenant shall obtain and provide, on or before the earlier of the commencement of the Term or Tenant's entering the Leased Premises for any purpose, and keep in force at all times thereafter the following insurance coverages with respect to the Leased Premises:

                  (i) Comprehensive General Liability Insurance, with contractual liability endorsement, relating to the Leased Premises and its appurtenances on an occurrence basis with a minimum single limit of One Million Dollars ($ 1,000,000).
                  (ii) Fire and lightning, Extended Coverage, Vandalism and Malicious Mischief, Flood (if "required by Landlord, any mortgage or governmental authority) and War Risk (if obtainable) Insurance in an amount adequate to cover the replacement cost of all personal property, decorations, trade fixtures, furnishings, equipment, and all contents therein.
                  (iii) Boiler or Machinery Insurance covering all pressure vessels, boilers, air conditioning equipment or similar equipment, if any, in, on, adjoining. above or beneath the Leased Premises, in an amount of One Million Dollars ($1,000,000).
                  (iv)     Plate Glass Insurance
                  (v) Workmen's Compensation Insurance covering all persons employed, directly or indirectly, in connection with any finish work performed by Tenant or any repair or alteration authorization by this Lease or consented to by Landlord, and all employees and agents of Tenant with respect to whom death or bodily injury claims could be asserted against Landlord or Tenant, as required by the laws of the State where the Leased Premises are located.
                  (vi)     Rent  Insurance  covering  those risks referred to in
                           (ii) in an amount equal to all Minimum Annual Rent and other sums payable under this Lease for a period of twenty-four (24) months commencing with the date of loss.
                  (vii) Such other insurance as may be carried on the Leased Premises and Tenant's operation thereof, as may be reasonably determined by Landlord.

         (b) Before undertaking any alterations, additions, improvements or constructions, Tenant shall obtain at its expense a public liability insurance policy insuring Tenant and Landlord against any liability which may arise on account of such proposed alterations, additions, improvements or construction on an occurrence basis with the minimum limits set forth in this Section 5.1.

         (c) All of the aforesaid insurance except the Workmen's Compensation Insurance required by subparagraph (a) (v) above shall be written in the name of Landlord (and any designee(s) of Landlord) and Tenant and shall be written by one or more responsible insurance companies satisfactory to Landlord and in form satisfactory to Landlord; all such insurance may be carried under a blanket policy covering the Leased Premises and any other of Tenant's stores; all such insurance shall contain endorsements that: such insurance may not be canceled or amended with respect to Landlord (and any such designees) by the insurance company; Tenant shall be solely responsible for payment of premiums and that Landlord (or its designees) shall not be required to pay any premium for such insurance; in the event of payment of any loss covered by such policy, Landlord (or its designees) shall be paid first by the insurance company for Landlord's loss. The minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Tenant's liability hereunder. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least fifteen ( 15) days prior to the expiration of such policy, in compliance with its obligations hereunder, together with evidence satisfactory to Landlord of the payment of the premiums therefor. If Tenant fails to obtain and provide any or all of the aforesaid insurance, then Landlord may, but shall not be required to, purchase such insurance on behalf of Tenant and add the cost of such insurance as additional rent payable with the next installment of Minimum Annual rent.

         (d) The minimum limits of the comprehensive general liability policy of insurance shall be subject to increase at any time, and from time to time, after the commencement of the fifth
                  (5th) full year of the Term if Landlord shall deem same necessary for adequate protection. Within thirty (30) days after demand therefor by Landlord, Tenant shall furnish Landlord with evidence of Tenant's compliance with such demand.

         (e) Tenant agrees to notify Landlord in writing not less than thirty (30) days prior to the date Tenant opens for business in the Leased Premises of the actual cost of all permanent leasehold improvements and betterments installed or to be installed by tenant in the Leased Premises (whether same have been paid for entirely or partially by Tenant), but exclusive of Tenant's personal property, movable trade fixtures and contents, in order that Landlord can insure said improvements and betterments from and after the date Tenant opens for business in the Leased Premises against fire, standard extended coverage risks and such other risks as Landlord may elect or be required to insure. Similar notifications shall be given to Landlord not less than thirty (30) days prior to the commencement of any proposed alterations, additions or improvements to the Leased Premises by Tenant (it same are permitted under the terms of this Lease) subsequent to the initial construction of the Leased Premises. If on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of bill therefor and evidence of such loss.

         Section 5.2 FIRE INSURANCE RATE AND REQUIREMENTS
         (a) Tenant agrees, at its own cost and expense, to comply with all of the rules and regulations of the Fire Insurance Rating Organization having jurisdiction and any similar body. If, at any time and from time to time, as a result of or in connection with any failure by Tenant to comply with the forgoing sentence or any act of omission or commission by Tenant, its employees, agents, contractors or licensees, or as a result of or in connection with the use to which the Leased Premises are put (notwithstanding that such use may be for the purposes herein before permitted or that such use may have been consented to by Landlord), the fire insurance rate(s) applicable to the Leased Premises, or the building in which same are located, or to any other premises in said building, or to any adjacent property owned or controlled by Landlord, or an affiliate of Landlord, and/or to the contents in any or all of the aforesaid properties (including rent insurance relating thereto) shall be higher than that which would be applicable for the least hazardous type of' occupancy legally permitted therein, Tenant agrees that it will pay to Landlord, on demand, as additional rent, such portion of the premiums for all fire insurance policies in force with respect to the aforesaid properties (including rent insurance relating thereto) shall be higher than that which would be applicable for the least hazardous type of occupancy legally permitted therein, Tenant agrees that it will pay to Landlord on demand as additional rent such portion the premiums for all fire insurance policies in force with respect to the aforesaid properties (including rent insurance relating thereto) and the contents of any occupant thereof as shall be attributable to such higher rate(s). If Tenant installs any electrical equipment that overloads the lines in the Leased Premises or the building in which the Leased Premises are located, Tenant shall, at its own cost and expenses, promptly make whatever changes are necessary to remedy such condition and to comply with all requirements of the Landlord and the Board of Fire Insurance Underwriters and any similar body and any governmental authority having jurisdiction thereof shall be deemed to be conclusive.

         (b) In the event that this Lease so permits and Tenant engages in the preparation of food or packaged foods or engages in the use, sale or storage of inflammable or combustible material, Tenant shall install chemical extinguishing devices (such as annul) approved by the Fire Insurance Rating Organization and shall keep such devices under service as required by such organization.

         (c) If gas is used in the Leased Premises Tenant shall install at its expense gas cutoff devices (manual and automatic).

         Section 5.3 WAIVER OF SUBROGATION. Landlord shall not be liable to Tenant for any damage by fire or other peril; whether or not included in the coverage afforded by the standard form of fire insurance policy with extended coverage endorsement attached (whether or not such coverage is in effect), no matter how caused, it being understood that the Tenant will look solely to its insurer for reimbursement. Tenant shall not be liable to Landlord for any damage by fire or other peril, whether or not included in the coverage afforded by the standard form of fire insurance policy with extended coverage endorsement attached (whether or not such coverage is in effect), no matter how caused, it being understood that Landlord will look solely to its insurer for reimbursement. Any waiver of Landlord's rights against Tenant contained in this Section shall be ineffective if such waiver shall cause Landlord's insurance to be unobtainable, or result in an increase in the cost of Landlord's insurance, unless Tenant shall pay such increase within ten (10) days after notice thereof.

                                   ARTICLE Vl
                             REPAIRS AND MAINTENANCE

         Section 6.1 REPAIRS BY LANDLORD. Within a reasonable period after receipt of written notice from Tenant, Landlord shall make necessary structural repairs to the exterior walls (excluding the exterior of and the frames surrounding all window, doors, plate glass, store fronts and signs); necessary repairs to the root foundations, load bearing items, plumbing, pipes, and conduits located outside the Leased Premises and/or in the common areas, and necessary repairs to sidewalks, malls, parking areas and curbs. Landlord shall not be required to make any repairs where same were made necessary by any act or omission or negligence of tenant, any subtenant or concessionaire, or by fire or other casualty of condemnation, except as provided in Article VIII.

         Section 6.2 REPAIRS AND MAINTENANCE BY TENANT. Tenant shall make and pay for all repairs to the Leased Premises and all equipment and systems serving the Leased Premises exclusively and shall replace all things which are necessary to keep the same in good state of repair and operating order, such as (but not limited to) all fixtures, furnishings, lighting and store signs of Tenant. Tenant shall also maintain, replace and keep in good repair and operating order all air conditioning, ventilating, plumbing, sprinkling, heating and electrical installations, ceilings, inside walls and carpeting and floor surfaces serving the Leased Premises whether located within or without the Leased Premises. Tenant shall at all times keep the Leased Premises and all exterior entrances, exterior walls, glass and show moldings, partitions, doors, floor surfaces, fixtures,, equipment and appurtenances thereof in good order, condition and repair and in a reasonable satisfactory condition of cleanliness, including reasonably periodic painting of the Leased Premises, and Tenant shall make such other necessary repairs in or to the Leased Premises not specified in Section
6.1 hereof as being the responsibility of Landlord. Tenant shall at its expense replace all broken or damaged glass or substitutes therefor, as the case may be. The provisions of this Section 6.2 shall not limit Landlord's obligation to restore or repair under Article VIII hereof in the event of fire or other casualty.

         If (i) Tenant does not repair properly as required hereunder and to the reasonable satisfaction of landlord, or (ii) Landlord, in the exercise of this sole discretion, determines that emergency repairs are necessary or (iii) repairs or replacements to the Shopping Center and/or common areas of the Leased Premises are made necessary by any act or omission or negligence of Tenant, its employees, subtenants, assignees, concessionaires, contractors invitees, licensees or visitors, then in any of such events Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty percent (20%) for overhead, upon presentation of a bill therefor, as additional rent. Said bill shall include interest from the date such repairs were billed by the contractors making such repairs. Tenant agrees to repair and maintain in good order and condition the non-structural interior portions of the Leased Premises, including the store front, show windows, doors, windows, plate and window glass, floor covering plumbing, heating, air conditioning electrical and sewerage system, facilities and appliances. Tenant at its sole cost, shall maintain the air conditioning (including heating units(s) for the Leased Premises) in good condition and repair throughout the term of this Lease. As a part of this air conditioning maintenance obligation, Tenant shall enter into an annual contract with an air conditioning repair from fully licensed to repair air conditioning units in the State of Florida, which firm shall:

                  (1) Regularly service the air conditioning unit(s) on the Leased Premises on a monthly basis, changing belts, filters and other parts as required;
                  (2) Perform emergency and extraordinary repairs on the air conditioning unit(s);
                  (3) Keep a detailed record of all services performed on the Leased Premises and prepare a yearly service report to be furnished to the Tenant at the end of each calendar year.

         Tenant shall furnish to Landlord, at the end of each calendar year, a copy of said yearly service report. Not later than thirty (30) days prior to the date of commencement of the term of this Lease and annually thereafter, Tenant shall furnish to Landlord a copy of the air conditioning maintenance contract described above, and proof that the annual premium for the maintenance contract has been paid. Nothing stated herein above shall limit Tenant's obligation to maintain the air conditioning unit(s) in good condition and repair throughout the term of this Lease.

         Section 6.3 INSPECTION. Landlord or its representative shall have the right to enter the Leased Premises during any business day (and in emergency at all times) during the Term.

         Section 6.4 OBSTRUCTIONS. Tenant agrees to keep its loading facilities, if any, and the sidewalks and mall areas immediately adjoining the Leased Premises free from trash, litter or obstructions, and in addition, if the Leased Premises open onto an outside area, to keep outside sidewalk area immediately adjoining the Leased Premises free from ice and snow.

                                   ARTICLE VII
                            ADDITIONS AND ALTERATIONS

         Section 7.1 BY LANDLORD. Landlord hereby reserves the right at any time and from time to time, providing visibility of an access to the Leased Premises are not materially and adversely affected, to make alterations or addition to the building in which the Leased Premises are contained, and to construct other buildings adjoining the same. Landlord also reserves to construct other buildings or improvements in the Shopping Center, provided, however, that such construction or additions shall not unreasonably interfere with the operations of Tenant's business whereunder except when such work is necessitated by emergency.

         If an excavation shall be made upon land adjacent to the Leased Premises, Tenant shall permit the person authorized to cause such excavation a license to enter upon the Leased Premises for the purpose of doing such work as such person deems necessary to preserve the wall of the building of which the Leased Premises form a part from damage and to support the same by proper foundations and Tenant shall not be entitled to any claim for damages or indemnification against Landlord.

         Section 7.2 BY TENANT. Provided that tenant shall not then be in default, Tenant may from time to time, at its own expense and upon compliance with the requirements of the last paragraph of Section 6.2 hereof, alter, renovate or improve the Leased Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and applicable laws, including, but not limited to, building codes and zoning ordinances; and so as not to weaken or impair the strength or lessen the value of the building in which the Leased Premises are located. No changes, alterations or improvements affecting the exterior of the Leased Premises or the structure of the building within which the Leased Premises are located shall he made by Tenant Prior to commencement of all the such work, Tenant shall obtain Landlord's prior written approval of the plans and specifications thereof and shall cause Landlord's requirements for bonding, insurance and other contractor requirements to be satisfied. Any work done by Tenant under the provisions of this Section 7.2 shall be so conducted so as not to interfere with the use by other tenants of their premises in the Shopping Center.

                                  ARTICLE VIII
           DAMAGE, DESTRUCTION OR CONDEMNATION OF THE LEASED PREMISES

         Section 8.1 DAMAGE OR DESTRUCTION. If all or any part of the Leased Premises shall be damaged or destroyed by fire or other casualty, the Lease shall continue in full Force and effect, unless terminated as hereinafter provided, and landlord shall repair, restore or rebuild the Leased Premises to their condition as initially constructed by Landlord in accordance with Exhibit

"B" hereof, provided, however, Landlord shall not be obligated to continence such repair, restoration or rebuilding until insurance proceeds are received by Landlord, and Landlord's obligation hereunder shall be limited to the proceeds actually received by Landlord under any insurance policy or policies, if any which have not been required to be applied towards the seduction of any indebtedness secured by a mortgage covering the Shopping Center or any portion thereof.

         Landlord's obligations under this Article VIII to repair, replace and/or rebuild the Leased Premises shall not apply to any permanent leasehold improvements and betterments to be installed or to be installed by Tenant on the Leased Premises (the same having been paid for entirely or partially by Tenant), or Tenant's personal property, movable trade fixtures and contents.

         Tenant covenants and agrees to reopen for business in the Leased Premises within thirty (30) days after notice from Landlord that the Leased Premises are ready for re occupancy. No damage or destruction to the Leased Premises shall allow Tenant to surrender possession of the Leased Premises nor affect Tenant's liability for the payment of rents or charges or any other covenants herein contained except as may be specifically provided in this Lease

         Notwithstanding anything to the contrary contained in this Section 8.1 or elsewhere in this Lease, Landlord, at its option, may decline to repair the Leased Premises and terminate this Lease on thirty (30) days notice to Tenant if:

         (a) The Leased Premises or the building in which the Leased Premises are located shall be damaged or destroyed as a result of an occurrence which is not covered by Landlord's insurance; or

         (b) The Leased Premises shall be damaged or destroyed during the last three (3) years of the Term or any renewals thereof; or

         (c) Any or all of the Leased Premises, buildings or common areas of the Shopping Center are damaged (whether or not the Leased Premises are damaged) to such extent that the Landlord, in its sole judgment decides it does not wish to continue operation of the Shopping Center or that portion of which the Leased Premises is a part.

         If the Leased Premises shall be damaged or destroyed and in the event that Landlord has elected to continue this Lease, Landlord and Tenant shall commence their respective obligations under this Article as soon as is reasonably possible and prosecute the same to completion with all due diligence.

         In the event of any termination of this Lease under the Provisions of this Section 8.1, this Lease shall terminate at the end of the calendar in which such notice of termination is given.

         The Minimum Rent shall be abated proportionately with the degree to which Tenant's use of the Leased Premises is unpaired during the period of any damage, repair or restoration provided for in this Article VIII provided further that in the event Landlord elects to repair any damage as herein contemplated, any abatement of Minimum Rent shall end fifteen (15) days after notice by Landlord to Tenant that the Leased Premises during any such period to the extent reasonably practicable from the standpoint of prudent business management, and any obligation of Tenant under the Lease to pay Percentage Rent shall remain in full force and nothing in this Section shall be construed to abate Percentage Rent. Except for the abatement of Minimum Rent herein above provided, Tenant shall not be entitled to any compensation or damage for loss in the use of the whole or any part of the Leased Premises and/or any inconvenience or annoyance occasioned by any damage, destruction, repair or restoration.

         Unless this Lease is terminated by Landlord, Tenant shall repair and refixture all parts of the Leased Premises not insured under any insurance policies insuring Landlord in a manner and to a condition equal to that existing prior to its destruction or damage, including, without limitation, all exterior signs, trade fixtures, equipment, display cases, furniture furnishings and other installations of personally of Tenant. The proceeds of all insurance carried by Tenant on its property and improvements shall be held in trust by Tenant for the purpose of said repair and replacement.

         Tenant shall give to Landlord prompt written notice of any damage to or destruction of any portion of the Leased Premises resulting from fire or other casualty.

         Section 8.2 CONDEMNATION. In the event that the whole of the Leased Premises shall be taken under the power of eminent domain, or proceedings in lieu thereof, this Lease shall thereupon terminate as of the date possession shall be so taken.

         Anything in this Lease to the contrary notwithstanding, in the event more than twenty percent (20%) of the Leased Premises or more than twenty-five percent (25%) of the then existing paved parking spaces of the Shopping Center shall be taken or conveyance made in lieu thereof either party shall have the right to cancel and terminate this Lease as of the date of such taking upon giving notice to the other of such election within thirty (30) days after the date of such taking. In the event of such cancellation, the parties shall thereupon be released from any further liability under this Lease, except for obligations existing on the effective date of such termination; provided, however, that if more than twenty-five percent (25%) of the then existing paved parking spaces shall be appropriated or taken, or conveyance made in lieu thereof, Landlord may at its option nullify and vacate Tenant's right to cancel this Lease as herein before provided by giving Tenant notice within thirty (30) days after the date of such taking that it will provide substitute parking on or adjacent to the Shopping Center sufficient to equal to at least seventy-five percent (75%) of the number of spaces prior to such taking, or conveyance made in lieu thereof, in which event the Lease shall remain in full force and effect.

         If a portion of the Leased Premises is taken, and if this Lease shall not be terminated as provided in the preceding paragraph, then the provisions of this Lease shall remain in full force and effect, except that the Minimum Rent shall be reduced in the same proportion that the amount of Floor Area remaining after such taking bears to the total Floor Area immediately prior to such taking, and Landlord shall, upon receipt of the award in confirmation, or proceedings in lieu thereof; make all necessary repairs or alterations to the building in which the Leased Premises are located so as to constitute the portion of the building not taken a complete architectural unit, but Landlord shall not be required to spend for such work an amount in excess of the net amount received by Landlord as damages for the part of the building within which the Leased Premises are located so taken. "Amount received by Landlord" shall mean that part of the award in condemnation or proceedings in lieu thereof, which is free and clear to Landlord of any collection by mortgagees for the value of the diminished fee. Tenant at its over cost and expense shall restore and refixture such part of the Leased Premises as is not taken to as near its former condition as the circumstances will permit, including, without limitation, all exterior signs, trade fixtures, equipment, display cases, furniture furnishings and other installations of personally of Tenant.

         All compensation awarded or paid upon such a total or partial taking of the Leased Premises or the building within which the Leased Premises are located shall belong to and be the property of Landlord without any participation by Tenant. Tenant shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for relocation costs, fixtures and other equipment installed by it but only to the extent that the same shall not reduce Landlords award and only if such award shall be in addition to the award for the land and building (or portion thereof) containing the Leased Premises. To the extent that the Tenant has a claim in condemnation proceedings, as aforesaid, Tenant may claim from condemnors, but not from Landlord, such compensation as may be recoverable by Tenant.

         It is mutually agreed that (i) any reduction in the parking lot area, number of parking spaces in the Shopping Center, or the imposition of any restriction on the number of motor vehicles that may enter the Shopping Center by action or order of any governmental authority, quasi-governmental authority, or by any court having jurisdiction in the premises (other than by actual exercise of the power of eminent domain such that title passes to the condemning agency) shall not constitute such a taking or condemnation under this Lease that would entitle Tenant to terminate the Lease, (ii) any such environmental condemnation or compliance by Landlord with any order, rule or regulation of any such authority, with any such judicial decree, or any such existing or future law shall not constitute a default under this Lease by Landlord so as to entitle Tenant to terminate the Lease and the Lease shall remain in full force and effect, and (iii) as between Landlord and Tenant, Landlord may but shall not be obligated to comply with any such order, rule, regulation, judicial decree or law.


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                                   ARTICLE IX
   SUBORDINATION, ESTOPPEL CERTIFICATES AND LANDLORD'S FINANCING REQUIREMENTS

         Section 9.1 SUBORDINATION. This Lease is subordinate, junior and inferior to all ground and underlying leases, all first mortgages and deeds of trust and at the election of landlord to all junior mortgages and deeds of trust, which now or hereafter affect the Premises and to any and all advancements to be made thereunder and to all renewals, modification, consolidations, replacements, and extensions thereof and Tenant, if requested by Landlord, shall subordinate this Lease and all interest of Tenant to all ground and underlying leases and mortgages and deeds of trust which may now or hereafter effect the Premises and to any and all advances to be made thereunder and all renewals, modification, consolidations, replacements and extensions thereof.

         Section 9.2 ESTOPPEL CERTIFICATE . Tenant shall, without charge, at any time and from time to time, within ten (10) days after request by Landlord deliver a written instrument to Landlord or any other person, firm or corporation specified by Landlord, duly executed and acknowledged, certifying that this Lease is unmodified, and is in full force and effect or if their has been any modification, that the same is in full force and effect as so modified, and identifying any such modifications, whether or not there are then existing any set-offs or defenses in favor of Tenant against the enforcement of any of the terms, covenants and conditions of this Lease by Landlord, and if so, specifying the same, and also whether or not Landlord has observed and performed all of the terms, covenants and conditions on the part of Landlord to be observed and performed, and if not, specifying the same, the dates to which Minimum Rent, Percentage Rent Additional Rent and all other charges hereunder have been paid.

         Section 9.3 LANDLORD'S FINANCING REQUIREMENT. Anything in this Lease to the contrary notwithstanding, it is agreed that in the event the lender or lenders which Landlord selects to provide construction financing, permanent financing or any construction or permanent loan refinancing during the term hereof of any renewal requests modifications of any of the provisions of this Lease (except those concerning the size and location of the Premises, the term, hereof; and the rental and other charges payable by Tenant under this Lease) and Tenant shall refuse to approve in writing any such modification within fifteen
(15) days after Landlords request therefore, Landlord shall have the right to terminate this Lease by written notice to Tenant. If Landlord's right to terminate this Lease is exercised as aforesaid, this Lease shall be thereafter null and void; any money or security deposited hereunder shall be resumed to Tenant and neither party shall have any liability to the other by reason of such cancellation.

         Section 9.4 ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of said Premises, or in the event of exercise of power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, or in the event of a sale by Landlord of its fee or leasehold interest in the Shopping Center or its interest in this Lease, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

                                    ARTICLE X
                                     DEFAULT

         Section 10.1 EVENTS OF DEFAULT. Any of the following shall constitute an Event Default under this Lease:

         (a) The failure of Tenant to pay any Minimum Rent or Percentage Rent within 10 days of its due date;

         (b) The failure of Tenant to make any other payment provided for under this Lease within 10 days of its due date;

         (c)      Abandonment of the premises as defined in Section 10.4;

         (d) The failure of Tenant to perform or observe any obligation, covenant, or term required to be performed or observed by Tenant under this Lease other than the payment of money;

         (e)      The insolvency of Tenant;


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



         (f) Tenant is generally not paying Tenant's debts as such debts become due;

         (g) A receiver is appointed to take charge of Tenant's assets, including the Leased Premises or the contents of the Leased Premises, or both;

         (h) Tenant makes an assignment for the benefit of Tenant's creditors;

         (i) A petition or other proceeding is filed by or against Tenant under the Bankruptcy laws of the United States, or under the insolvency laws of any state; and

         (j) Except as otherwise expressly provided in this Lease, Tenant's interest in this Lease, or right to possession of the Leased Premises, or both, passes to or devolves upon, by operation of law or otherwise, one other than Tenant.

         Section 10.2 LANDLORD'S RIGHTS TO DEFAULT.

         (a) Non monetary Default. Upon the occurrence of any Event of Default itemized in Section 10.1 (other than (a), (b) and (c), Landlord may give written notice of such Event of Default to Tenant, and in such event, Tenant shall immediately upon the giving of such written notice and continually and diligently thereafter, pursue Tenant's obligations in question and seek to cure such Event of Default, but in any event Tenant shall have a maximum of ninety (90) days in which to cure the complaint of Event or Events of Default. Upon of the failure of Tenant to cure any Event of Default within the time herein before provided, or if Tenant shall fail to diligently and continually seek to remedy any complaint of Event of Default (other than (a) or (b) or (c) of Section 10.1. Landlord may declare the rights of Tenant under this Lease terminated and at an end by giving written notice of such termination of Tenant's rights to Tenant and Tenant shall thereupon immediately quit and surrender the Leased Premises to
                  Landlord, remaining liable, nevertheless, to Landlord as hereinafter provided Upon Landlord's termination of Tenant's rights hereunder, landlord shall be entitled to apply the security deposit specified in Section 1.1(n) hereof to its own purposes without thereby diminishing or affecting any of Tenant's obligations hereunder for the payment of Minimum Rent or Percentage Rent or other charges, the Landlord may immediately, or at any time thereafter, reenter the Leased Premises and remove all persons and all or any property therefrom, by any suitable action or proceeding at law, or otherwise, without being liable for any prosecution therefor or damages resulting therefrom, and repossess and enjoy the Leased Premises, together with all additions, alterations and improvements, to which remedies and acts Tenant specifically consents. In the event of such reentry, Landlord may, at its option, repair, alter, remodel and change the character of the Leased Premises as it may deem fit, and at any time release the Leased Premises or any part or parts thereof, as the agent of Tenant or otherwise.

                  The exercise by Landlord of any right granted hereunder shall not relieve Tenant from the obligation to make all payments of Minimum Rent, Percentage Rent or other charges, and to fulfill all other covenants required by this Lease, at the time and in the manner provided herein Tenant throughout the remainder of the Term hereof shall pay Landlord, no later than the last day of each month during the Term, and then current excess, if any, of the sum of the unpaid rentals and costs to Landlord resulting from such default by Tenant over the proceeds, if any, received by Landlord from a reletting of Leased Premises, if any Landlord shall not be required to relet the Leased Premises nor exercise any other right granted to Landlord hereunder, nor shall Landlord be under any obligation to minimize Tenant's loss as a result of Tenant's default. If Landlord attempts to relet the Leased Premises, Landlord shall be the sole judge as to whether or not a proposed tenant is suitable and acceptable. Recovery of possession for the account of Tenant shall not waive or impair Landlord's absolute right to thereafter terminate this Lease at any time without further notice to Tenant

                           In addition to the  foregoing  rights and remedies of
                  the Landlord upon termination of Tenant's rights under the Lease the landlord shall have the option to accelerate all current and future monetary obligations of the Tenant, including remaining installments of rent, and such accelerated amounts, less the fair rental value of the premises for the residue of the term, shall be construed as liquidated damages and shall constitute a debt provable in bankruptcy or receivership. For purposes of this subparagraph, "fair rental value" for the premises shall be deemed to be, at any time during the term of this Lease, seventy-five Percent (75%) of the minimum rent as provided in Article 1. Such accelerated unpaid rent shall accrue interest at the highest rate allowed by law until paid in full.

                           This  section  10.2  shall  apply to any  renewal  or
                  extension of this Lease; and if Tenant shall default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Landlord may cancel such renewal or extension agreement by ten (10) days written notice to Tenant.

         (b) Monetary Default. Upon Tenant's failure to pay the Minimum Rent or Percentage Rent or any other payment provided under the Lease (whether or not treated as additional rents) within ten (10) days of its due date (i.e., Events of Default (a) and (b) of Section 10.1, Landlord shall provide three (3) days written notice to Tenant requiring payment in full of all sums then due and owing or possession of the Leased Premises. Unless payment of delinquent sums be forthcoming from Tenant within said three-day period, in cash or cashier's check drawn on local funds, Landlord shall have the absolute right to immediately file legal proceedings to recover possession of the Leased Premises as well as any unpaid rents or other sums owing from Tenant. In any possessory action by landlord based upon Tenant's nonpayment of rent or other charges as required hereunder, Tenant expressly waives any defense other than payment Tenant's obligation to pay rent is independent of any duty or obligation of the Landlord under this Lease. In addition, Landlord shall be entitled, as a matter of strict legal right, to enforce his rights as Landlord under the distress for rent proceedings provided by Florida Statutes,
                  Section 83.11 et. seq., and in furtherance thereof, Tenant hereby expressly waives any right to personal service of the writ of distress and consents and agrees that such writ shall be binding and legally enforceable on Tenant if the same is served upon Tenant by posting the writ of distress on the main door of the Leased Premises or if the writ is served as provided for in the manner of delivery of other notices under
                  Section 11.14, hereafter. The rights of Landlord under this Subsection (b) of Section 10.2, including the right of rental acceleration, and any other rights or remedies provided under the law.

         Section 10.3 NON-WAIVER OF PROVISIONS. The failure of Landlord to insist upon strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any right or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms and covenants herein contained except as may be expressly waived in writing.

         The maintenance of any action or proceeding to recover possession of the Leased Premises, or any installment or installments of minimum Rent, Percentage Rent or any other moneys that may be due or become due from Tenant to Landlord, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery of possession of the Leased Premises or of any other moneys that may be due or become due from Tenant Any entry or reentry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

         Section 10.4 ABANDONMENT OF PREMISES. "Abandonment" hereunder shall be deemed to include but shall not be limited to either (a) any vacancy of the Leased Premises by Tenant for ten (10) consecutive days without Landlord's proper written consent, or (b) non-operation of the Tenant's business in the Leased Premises for a period often (10) consecutive days without Landlord's prior written consent.

         In the event of Tenant's abandonment of the premises, as herein above defined, Landlord shall provide Tenant with ten (10) days written notice of Landlord's intention to reenter and repossess the premises, said notice to also be conspicuously posted on the premises, without recourse to further legal proceedings, unless Tenant objects within said ten (10) day period. Should Tenant not object within the said ten (10) day period, Landlord shall have the absolute right to reenter the Leased Premises without legal proceedings and


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



without being liable for any prosecution therefore or damage resulting therefrom, and repossess and enjoy the Leased Premises, together will all additions, alterations and improvements, to which remedies and acts the Tenant specifically consents. Thereafter, Landlord shall he entitled to the same rights and remedies as if said reentry and repossession had occurred pursuant to legal action and as more specifically consents. Thereafter, Landlord shall be entitled to the same rights and remedies as if said reentry and repossession had occurred pursuant to legal action and as more specifically defined in Section 10.2(a).

         Section 10.5 ABANDON OF PERSONAL PROPERTY. Should Tenant fail to remove its personal property upon abandonment, expiration, termination or recovery of possession by the Landlord, then upon such abandonment, expiration, termination or recovery of possession and after ten (10) days written notice to Tenant to remove its property, said notice to also be conspicuously posted on the premises, all personal property of any nature then remaining on the premises shall be deemed abandoned and title thereto shall best exclusively in the Landlord. Landlord may thereafter remove and dispose of or liquidate said personal property as Landlord may deem proper in its sole and absolute discretion, provided, however, the proceeds of any sale or liquidation of such property shall be applied first to reduce any sums owed by Tenant to Landlord, including storage costs, attorney's fees and any other expenses incurred by Landlord resulting from such abandonment and any sums remaining shall be resumed to Tenant. Tenant hereby waives and agrees to and hold Landlord harmless from any claim loss or damage arising from Landlord's dealing with Tenant's property pursuant to the terms of this paragraph.

         Section 10.6 INABILITY TO PERFORM. Landlord and/or Tenant shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease when prevented from so doing by cause or causes beyond the Landlord's and/or Tenant's control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casually, inability to obtain material or services, acts of God, or any other cause, not within the reasonable control of the Landlord and/or Tenant.

         Section 10.7 DEFAULT BY LANDLORD. Landlord shall in no event be in default in the performance of any of its obligations contained in this Lease unless and until Landlord shall have failed to perform such obligation within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation. Notwithstanding any default by Landlord, Tenant shall not be excused from the obligation to pay all rents and charges required under this Lease as the same become due.

         Section 10.8 ATTORNEY'S FEES. If either party heretofore shall at any time be in default hereunder, and if the other party hereto shall deem it necessary to engage attorneys to enforce such other party's rights hereunder, the determination of such necessity to be in the sole discretion of such other party, the defaulting party will reimburse such other party for the reasonable expenses incurred thereby, including, but not limited to, court costs and reasonable attorney's fees, including appellate proceedings.

                                   ARTICLE Xl
                                OTHER PROVISIONS

         Section 11.1 DEFINITION AND LIABILITY OF LANDLORD. The term "Landlord" as used in this Lease shall mean only the owner or mortgage in possession for the time being of the building in which the Leased Premises are located or the owner of a leasehold interest in said building or the land thereunder so that in the event of sale of said building or leasehold interest or an assignment of this Lease, or a demise of said building or land Landlord shall be and in hereby entirely freed and relieved of all obligations of Landlord subsequently accruing. It is specifically understood and agreed that there shall be no personal liability of Landlord in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the Shopping Center for the satisfaction of Tenant's remedies.

         Section 11.2 RELATIONS OF THE PARTIES. Nothing contained in this Lease shall be deemed or construed as creating the relationship of principal and agent or a partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computing rents nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

         Section 11.3 SECURITY DEPOSIT. Tenant has deposited with Landlord the sums set forth in Paragraph 1.1 (l) as security for the performance by Tenant of its obligations under this Lease. Landlord shall use, retain or apply all or any part of such Security Deposit, without obligation for interest, to the extent required to cure any default by Tenant under this Lease. If Tenant complies with all of the terms and conditions of this Lease, the Security Deposit or balance thereof; shall be resumed to Tenant at the expiration of the Term. In the event of a sale of the Shopping Center or assignment of this Lease by Landlord to any person other than a mortgagee, Landlord shall have the right to transfer the security to its vendee or assignee, subject to the provisions of this Lease, and thereupon Landlord shall be released from any liability with respect to such security deposit, such vendee or assignee to be solely responsible to Tenant therefore. Tenant shall not assign or encumber its interest in the security deposit, and neither Landlord nor its successors and assigns shall be bound by any attempted assignment or encumbrance.

         Section 11.4 INDEMNITY. Tenant, during the Term, any extension or renewal thereof, and any period in which Tenant occupies or uses the Leased Premises, shall indemnify and save harmless Landlord, its agents, servants and employees and Landlord's lessor, if any, from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, related to or arising in any manner whatsoever out of the use and occupancy of the Leased Premises by Tenant or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees, concessionaires, invitees, licensees and customers. In the event Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and attorney's fees incurred by Landlord in connection with such litigation.

         Section 11.5 DAMAGE TO PROPERTY OR PERSONS. Except with respect to the gross negligence or the willful and wanton acts of Landlord, its agents and employees, Landlord shall not be liable for any loss of or damage to property of Tenant or of others located in the Leased Premises or the Shopping Center, by theft or otherwise, nor for any loss or damage whatsoever to any property which Tenant could remove at the end of the Term as provided in Section 11.7 hereof, Landlord shall not be liable for any injury or damage to persons or property or to the interior or the Leased Premises resulting from fire, explosion, failing plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof; street or subsurface of from any other place or by dampness or by any other cause of whatever nature; Landlord shall not be liable for any such injury or damage caused by other tenants or any person(s) either in the Leased Premises or elsewhere in the Shopping Center, or by occupants of property adjacent to the Shopping Center, or by the Public, or by operations in the construction of any private, public, or quasi-public work; Landlord shall not be liable for any latent defect in construction except for a period of one (1) year from the date of the general construction of the Leased Premises (the parties agree that any liability of Landlord under the preceding clause shall be limited to cost of repair only; Landlord shall not be responsible for damage or loss of property of Tenant kept or stored on the Leased Premises.

         Section 11.6 ASSIGN OR SUBLETTING . Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of Landlord and upon such terms and conditions as may be mutually agreed upon by the parties. Any assignment or sublease by Tenant shall be only for the purposes specified in Section 1.1 hereof and for no other purpose, and in no event shall any assignment or sublease of the Leased Premises release or relieve Tenant from any of its obligations under this Lease. Consent of Landlord to any assignment or subletting shall be in Landlord's sole and absolute discretion.

         In the event Tenant shall assign its interest in this Lease or sublet the Leased Premises for rentals in excess of those rentals served thereunder, Tenant shall pay all of such excess rent to Landlord as additional rent.

         Any proposed assignee or subtenant of tenant shall assume Tenant's obligations hereunder and deliver to Landlord an assumption agreement in form satisfactory to Landlord within ten (10) days after the effective date of the assignment.


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



         Section 11.7 SURRENDER OF PREMISES. At the expiration or termination of the tenancy hereby created, Tenant shall surrender the Leased Premises in good condition and repair, reasonable wear and tear excepted, and Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations, on locks, safes and vaults, if any, in the Leased Premises. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of this Lease.

         Prior to the expiration or sooner termination of this Lease, Tenant shall remove any and all trade fixtures, equipment and other unattached items which Tenant may have installed, in the Leased Premises, including, but not limited to, counters, shelving, show cases, chairs and unattached movable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the building of which the Leased Premises are a part. Tenant shall repair any, damage to the Leased Premises caused by its removal of such fixtures and movable. In the event Tenant does not make such repairs, Tenant shall be liable for and agrees to pay Landlord's cost and expenses in making such repairs, together with a sum equal to twenty percent (20%) of such costs and expense to cover Landlord's overhead in making such repairs for Tenant. Tenant shall not remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including but not limited to wall-to-wall carpeting), walls or ceilings, all of which shall be deemed to constitute a part of the interest and estate of Landlord nor shall Tenant remove any fixtures or machinery that were furnished or paid for by Landlord whether initially installed or replaced. The Leased Premises shall be left in a broom-clean condition. If Tenant shall fail to remove its trade fixtures or other property as provided in this Section 11.7, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant and at the option of Landlord shall become the property of Landlord's option may be removed by Landlord at Tenant's expense plus twenty percent (20%) as herein before provided, or placed in storage at Tenant's expense, or sold or otherwise disposed of, in which event the proceeds of such sale or other disposition shall belong to Landlord.

         Section 11.8 HOLDOVER BY TENANT. In the event that the Tenant shall hold the Leased Premises after the expiration of the Term without the express written consent of Landlord, and provided further that the Landlord has accepted rental from the Tenant during the holdover period, such holding over shall he deemed to have created a tenancy from month to month terminable on fifteen (15) days written notice by either party to the other, upon a monthly rental basis, and otherwise subject to all the terms and provisions of this Lease, except as contemplated to the contrary in this Section 11.8. Such monthly rental shall be computed on the basis of one-sixth (1/6) of the sum of all rents payable to Tenant to Landlord during the preceding twelve (12) months of the Term (including, but not limited to, Minimum Rent and Percentage Rent) and all other additional charges provided by this Lease. During such monthly tenancy Landlord shall have the right at any time to enter the Leased Premises to show the Leased Premises to prospective tenants.

         If Tenant fails to surrender the Leased Premises upon the expiration of the Term, in addition to other liabilities to Landlord accruing therefrom, Tenant shall indemnify and hold Landlord harmless from loss or liability resulting from such failure, including without limitation, any claims made by any succeeding tenant founded on such failure.

         Section 11.9 LIEN OF LANDLORD FOR RENTS, TAXES AND OTHER SUMS. Landlord shall have and Tenant hereby grants, a security interest in any furnishings, equipment, fixtures, retail merchandise and other property of any kind belonging to Tenant, or the equity of Tenant therein, located on or derived from activities conducted in or upon the Leased Premises. The security interest is granted for the purposes of securing the payment of Minimum Rent, Percentage Rent, other charges, assessments, penalties and damages herein covenanted to be paid by Tenant, and for the purposes of securing the performance of all other obligations of Tenant hereunder. Upon Tenant's default or breach of any covenants of this Lease, Landlord shall have all remedies available under the law of the State of Florida, including, but not limited to, the right to enforce this lien pursuant to distress proceedings as provided in Chapter 83, Florida Statutes.

         Section 11.10 LIENS. Tenant shall discharge any lien filed against the Shopping Center or any part thereof for work done or materials furnished at Tenant's request with respect to the Leased Premises within ten (10) days after such lien is filed. If Tenant fails to keep this covenant, in addition to any other remedies available to Landlord under this Lease or Tenant agrees to pay Landlord a sum equal to the amount of the lien thus discharged by Landlord plus all costs and expenses, including, without limitation, attorney's fees and court costs, incurred by Landlord in discharging such lien.

         Tenant shall never, under any circumstances, have the power to subject the interest of the Landlord in the Premises to any construction, mechanics' or materialmen's lien or liens of any kind, nor shall any provision in this Lease ever by construed as empowering the Tenant to encumber or cause the Landlord to encumber the title or interest of Landlord in the Premises. In order to comply with the provisions of Section 713.10, Florida Statues, it is specifically provided that neither the Tenant nor anyone claiming by, through or under the Tenant, including but not limited to, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place any construction, mechanics' or materialmen's liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon, nor upon the interest of the Landlord in the Premises or any building or improvement thereon, and any such liens are specifically prohibited. All parties with whom the Tenant may deal are put on notice that the Tenant has no power to subject the Landlord's interest to any claim or lien or any kind of character, and all such persons who are dealing with the Tenant may look solely to the credit of the Tenant, and not to the Landlord's interest or assets.

         Section 11.11 LATE CHARGE. Tenant acknowledges that late payment by Tenant to Landlord or rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges. Therefor, in the event Tenant shall fail to pay any installment of rent or any sums due hereunder after such amount is due Tenant shall pay to Landlord as additional rent a late charge equal to 5% of all sums past due and said charge shall be due and payable immediately as additional rent. In addition, any amounts due pursuant to the terms of this Lease and any late charges not paid within thirty (30) days of the due date shall incur interest at the rate of twelve percent (12%) per annum.

         Section 11.12 CONSENTS. With respect to any provisions of this Lease which either provides or is held to provide that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval Tenant shall not be entitled to make any claim for, and Tenant hereby expressly waives any claim for damages incurred by Tenant by reason of Landlord's failure to comply therewith, it being understood and agreed that Tenant's sold remedy therefor shall be an action for specific performance.

         Section 11.13 WAIVER OF RIGHT OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption conferred by statute or otherwise.

         Section 11.14 NOTICES. Unless specified to the contrary elsewhere in the Lease, whenever notice or any other communication shall or may he given or served to either of the parties by the other, each such notice or communication shall be sent by registered or certified mail with return receipt requested to the respective addresses of the parties as contained herein or to such other address as either party may from time to designate in writing to the other. Any notice or communication under this Lease shall be deemed to have been given or served at the time it is placed in the mails with sufficient postage prepaid and shall he valid and binding, regardless of whether such notice is resumed undeliverable or the receipt of such notice is otherwise unacknowledged.

         Section 11.15 RECORDING AND SHORT FORM LEASE. Tenant agrees not to record this Lease without the express prior written consent of Landlord and further agrees to execute, acknowledge and deliver at any time after the date of this Lease, at the request of landlord, "Short Form Lease" for recording. All recording costs, fees or charges due and payable upon the recording of such Form Lease (including, without limitation, any and all taxes due or collectible upon such recording) shall be payable in full by the party recording same.

         Section 11.16 ENTIRE AND BINDING AGREEMENT: APPLICABLE LAW. This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing, signed by all the parties hereto or their successors in interest The terms, covenants and conditions contained herein shall inure to the benefit of an be binding upon Landlord and Tenant and their respective successors and assigns, except as may be otherwise expressly provided in this Lease. This Lease and the rights and duties of the parties hereunder, shall be construed in accordance with the laws of the State of Florida.

         Section 11.17 PROVISIONS SEVERAL. If any term or provisions of this Lease or the application thereof to any person or circumstance shall, to any extent, be held to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         Section 11.18. CAPTIONS. The captions contained herein are for convenience and reference only and shall not be deemed a part of this Lease or construed as in any manner limiting or exemplifying the terms and provisions of this Lease to which they relate.

         Section 11.19 RADON GAS. Florida Statute 404.056(8). Radon gas is a naturally occurring radioactive gas that when it is accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in building in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.

         Section 11.20 NO OPTION. The submission by Landlord to Tenant of this Lease shall be deemed solely for Tenant's consideration and not for acceptance. Such submission shall have no binding force or effect, shall not constitute any rights or impose any obligations upon either party. The execution and return of this Lease by Tenant to Landlord shall be deemed Tenant's offer to lease the Leased Premises. This Lease shall have no binding force and effect unless and until Tenant and Landlord have executed this Lease and a duplicate executed original hereof shall have been returned by Landlord to Tenant.

         Section 11.21 BROKERS COMMISSION. The Tenant represents and warrants to Landlord that there are not claims for brokerage commissions or finders fees in connection with the execution of this Lease, except as listed below, and agrees to indemnify, defend and save the Landlord harmless from all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith) except as set forth in Section 1.1(q).

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written, each acknowledging receipt of any executed counterpart hereof.

Signed, Sealed and Delivered in the Presence Of:
                                             LANDLORD:  Sterling Tequesta/Trails
                                                        Limited Partnership

                                             Sterling I Florida, L.C.,
                                             Its General Partner

 /s/ Michael Fimiani                         By:    /s/Duane J. Stiller
--------------------                            --------------------------------

                                             ITS:  Member

                                             DATE:     10/18/96
                                                  ------------------------------

                                             TENANT:The Commercial Bancorp, Inc.

 /s/ Michael Fimiani                         By:    Gary G. Campbell
--------------------                            --------------------------------

 /s/ Harvey Buckmaster                       ITS:  President

                                             DATE:     10/18/96
                                                  ------------------------------

                                   LEASE RIDER


LANDLORD: Sterling Tequesta/Trails, Limited Partnership

TENANT: The Commercial Bancorp, Inc.

DATE OF LEASE:  October 18, 1986


The provisions of this Rider shall take precedence over any conflict between the provisions of this Rider and the provisions of the Lease attached hereto:

SECTION 1. OPTION TO RENEW: Provided Tenant is not in default under any of the terms and conditions of this Lease agreement or Rider section, Landlord grants to Tenant One ( I ) option to extend the term of this Lease agreement for Five
(5) years, which options shall be exercised by Tenant giving written notice to Landlord at least one hundred eighty ( 180) days prior to the expiration of the original Lease Term, and if applicable, any extended term. Time is of the essence with respect to Tenant's delivery of said written notice to Landlord. The terms during the option period shall be the same as the terms of the Lease, except that the Minimum Rent will equal the then adjusted annual rent as provided for in this Lease and there will be no Rental Credit.


SECTION 2. TERMINATION OF EXISTING LEASE: If Landlord is unable to terminate the Lease with the existing Tenant, First State Bank, by November I, l 996 this Lease shall become null and void.

SECTION 3. TENANT'S RIGHT TO TERMINATE: Notwithstanding the date herein definitely fixed for the end and expiration of the term of this Lease, at the end of the third (3rd) anniversary of the Rent Commencement Date, Tenant will have the absolute and unconditional right to terminate the Lease as modified hereby, and end the term hereof, provided Tenant give Landlord not fewer than one hundred and twenty ( 120) days' prior written notice of said termination, which notice will set forth the termination date; on such date the Lease as modified hereby, and the term hereof will end and expire as fully and completely as if such date were the day herein definitely fixed for the end and expiration of the Lease as modified hereby, and Tenant will then vacate and surrender the Premises to Landlord in the condition required by the Lease as modified hereby. If the date of termination is not the last day of a calendar month, Minimum Annual Rent and additional rent for the month in which such date occurs will be appropriately apportioned. Tenant acknowledges that if it does exercise its one time right to terminate as set forth above on the termination of the Lease as modified hereby, Landlord will be paid within thirty days of the Termination Date an amount which will be equal to one year's payment of Minimum Rent as described in Section l .1 (f) and all operating expenses as described in Section
2.6 for one year being the fourth (4th) year of the primary term. Accordingly, if Tenant holds over after the termination of the Lease as modified hereby, Tenant will pay to Landlord, in addition to the aforementioned sum commencing the day after the termination a charge for use and occupancy of the Premises as outlined in the Lease. Tenant's payment for such use and occupancy is not be construed as giving Tenant the right to occupy all or any part of the Premises after the termination of the Lease as modified hereby.

SECTION 4. REGULATORY AUTHORITY APPROVAL AND TAKEOVER: Notwithstanding any other provisions contained in this lease, in the event the Lessee is closed or taken over by the banking authority of the State of Florida, or other bank or association supervisory authority, the Lessor may terminate the lease only with the concurrence of such banking authority or other bank supervisory authority and any such authority shall in any event have the election either to continue or to terminate the lease: Provided, that in the event this lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date of reentry of the Lessor, whichever first occurs whether before or after the closing of the bank or association, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

Signed this 18th day of October , 1996.

WITNESS:                                   LANDLORD:  STERLING TEQUESTA/
                                                      TRAILS LIMITED PARTNERSHIP

                                           Sterling I Florida, L.C.
        /s/ Michael Fimiani                General Partner
------------------------------

                                           BY:      /s/  Duane J. Stiller
------------------------------                ----------------------------------
                                                    Duane J. Stiller

                                           ITS:  Member

                                           Date:       10/18/96
                                                --------------------------------

WITNESS:                                   TENANT:  THE COMMERCIAL
                                                    BANCORP, INC.

     /s/ Michael Fimiani                   BY:      /s/  Gary G. Campbell
------------------------------                ----------------------------------
                                                    Gary G. Campbell

                                           ITS:  President

      /s/ Harvey Buckmaster                DATE:        10/18/96
------------------------------                ----------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                           THE TRAILS SHOPPING CENTER

                                    PARCEL 1

Part of Government Lots 2 and 3, Section 16, Township 14 South, Range 32 East; part of the Henry Yonge Grant, Section 41, T14S, I 32E and part of Lots 3 and 4, THE TRAILS SUBDIVISION, UNIT 3, as shown on map in Map Book 33, Page 156 of the Public Records of Volusia County, Florida, and being more particularly described as follows: Beginning at the Southeast corner of Lot 4, said TRAILS SUBDIVISION, UNIT 3, said point of beginning being also the Southwesterly corner of Government Lot 3, Section 16, T14S, R32E; thence N. 89 14'52" E 172.33 feet along the said Government Lot 3 Southerly line to the Westerly Right-of Way line of NOVA ROAD, a 100-foot R/W road; thence NO 40'50" E 50.10 feet along the said NOVA ROAD Westerly R/W line; thence S 89 14'52" W 174.75 feet to the said Government Lot 3 Westerly line; thence N 0 04'53" W 100 feet along the said Government Lot 3 Westerly line; thence N 89 14'52" E 179.58 feet to the Westerly R/W line of said NOVA ROAD: thence NO 40'50" E 67.70 feet along the said NOVA ROAD Westerly R/W line to a S.D. concrete monument marking the point of curvature of a curve concave to the West with a central angle of 28 22'14" and a radius of 1860.08 feet thence Northerly along the said curve and NOVA ROAD Westerly R/W line for an arc distance of 921.04 feet to a SRD concrete monument marking the point of tangency thereof; thence N25 39'57" W 223.56 feet along the said NOVA ROAD Westerly R/W line to its intersection with the Southerly Right-of Way line of THE TRAIL, as shown on map of THE TRAILS SUBDIVISION, UNIT 3 PARTIAL REPLAT, recorded in Map Book 33, page 189 of the Public Records of Volusia
County, Florida; thence N74 06'28" W119.53 feet along the said TRAIL Southerly R/W line; thence N89 33'17" W 253.75 feet along the said TRAIL Southerly R/W line to the point of curvature of a curve concave to the South with a central angle of 16 18'37" and a radius of 614.81 feet; thence Westerly along the said curve and TRAIL Southerly R/W line for an arc distance of 175.02 feet to the point of compound curvature of a curve concave to the Southeast with a central angle of 76 07'55" and a radius of 15 feel, the said point also being the point of intersection of the Easterly Right of Way line of STONEHAVEN TRAIL, as shown on map of THE TRAILS SUBDIVISION, UNIT 7, recorded in map Book 34, Page 90 of the Public Records of Volusia County, Florida; thence Southerly along the said curve and STONEHAVEN TRAIL Easterly R/W line for an arc distance of 19.93 feet to the point of compound curvature of a curve concave to the East with a central angle of 25 29'49" and a radius of 409.23 feet; thence Southerly along the said curve and STONEHAVEN TRAIL Easterly R/W line for an arc distance of 182.11 feet to the point of tangency thereof; thence S 27 29'38" E 474.31 feet along the said STONEHAVEN TRAIL Easterly R/W line to the point of curvature of a curve concave to the Southwest with a central angle of 5 24' 29" and a radius of 275 feet; thence Southerly along the said curve and STONEHAVEN TRAIL Easterly R/W line for an arc distance of 25.96 feet; thence N 62 30' 22" E 31 feet; thence S 27 29'38" E 30 feet; thence S 62 30'22" W 35.52 feet to a point on a non tangent curve concave to the West with a central angle of 1 59'56" and a radius of 275 feet, said point also being on the said STONEHAVEN TRAIL Easterly R/W line; thence Southerly along the said curve and STONEHAVEN TRAIL Easterly R/W line for an arc distance of 9.59 feet to a point on a non tangent curve concave to the West with a central angle of 17 28'07" and a radius of 1360.08 feet; thence Southerly along the said curve for a arc distance of 414.67 feet to the point of tangency thereof; thence S 2 40'50" W 250.79 feet to the Southerly line of said Lot 4, THE TRAILS, UNIT 3; thence N 88 45' 46" E 328.45 feet along said Lot 4 Southerly line to the point of beginning. Less and except that parcel for Security First Federal described below. Exception for Security First Federal Savings and Loan. Being a part of Section 41, Township 14 South, Range 32 East (Henry Yonge Grant), U.S. Gov't. Lot 3, Section 16, Township 14 South, Range 32 East and U.S. Gov't Lot 2, Section 17, Township 14 South, Range 32 East and being more particularly described as follows; Commence at the Intersection of the Westerly right of way of Nova Road (SR415) a 100 foot right-of-way and the Southerly line of U.S. Govt. Lot 3, Section 16. Township 14 South, Range 32 East; thence along the Westerly right of way of Nova Road N 02 40'50" E, 218.00 feet to a point of curvature, thence continue on said right of way by a curve concave to the Southwest having a radius of 1860.08 feet a central angle of 14 27'06", an arc length of 469.16 feet, said arc being subtended by a chord bearing of North 04 32'43" West 467.92 feet for the point of beginning, thence South 78 13'44" West, 40.65 feet, thence North 59'15'58" West 138.22 feet; thence North 19 30'12" East, 61.36 feet; thence North 68 30'12" East 105.00 feet to a point in the Westerly right of way of Nova Road; thence along said Westerly right of way being a curve concaye to the Southwest having a radius of 1860 feet, a central angle of 5'02'42", for a arc length of 163.78 feet, said arc being subtended by a chord bearing of South 14 17'37" East, 163.73 feet to the point of beginning.

                                    PARCEL 2

LAKE AREA
---------

Lying in U.S. Government Lot 2, Section 17, Township 14 South; Range 32 East, and being a part of Lot 3, The Trails Subdivision, Unit 3, as shown on map in Map Book 33, Page 156 of the Public Records of Volusia County, Florida. Lying Westerly of Stonehaven Trail and Easterly of Woodridge as shown on map in Map Book 35, Pages 159 and 160 of the Public Records of Volusia County Florida. Begin at the Southeast corner of Woodridge as previously described said point being on the Northerly right-of' way of Stonehaven Trail a 50 foot right-of way as per plat The Trails Subdivision, Unit 7, as shown on map in Map Book 34, Page 90 of the Public Records of Volusia County, Florida: thence along said right of-way of Stonehaven Trail for the (3) following courses and distances: (1) Thence N 80 44'11" E 58.33 feet to a point of curvature of a curve being concave to the Northwest; (2) Thence along said curve having a radius of 225.00 feet, a central angle of 108 13'49" for an arc length of 425.02 feet said arc being subtended by a chord bearing of N 26 37'] 6" E a distance of 364.59 feet to the point of tangency of said curve; (3) Thence along the tangent of the previously described curve N 27 29'38" W - 332.91 feet; Thence along the easterly boundary of Woodridge for the (10) following courses and distances; (4) Thence S 62 30'22" W 121 feet; (5) Thence S 18 30'22" W - 80.00 feet; (6) Thence S 30 29'38"
E 77.37 feet;  (7) Thence S 04 29'37" W - 63.97 feet;  (8) Thence S 00 45 '49" E
45.00  feet;  (9) Thence S 10 45'49" E 113.00  feet;  (10)  Thence S 18 14'11" W
36.00 feet;  (11) Thence S 01 45'49: E 105.00 feet;  (12) Thence S 42 15'49" E -
27 feet; (13) Thence S 09 15'49" E - 22.00 feet to the POINT OF BEGINNING.

                                    PARCEL 3

LEGAL FOR SHOPPING CENTER ACCESS INGRESS AND EGRESS FOR VEHICLE STORAGE AREA .

A part of The Trails Subdivision, Unit No. 3, per Map Book 33, Page 156 of the Public Records of Volusia County, Florida. A part of U.S. Government Lot 2,
Section 17, Township 14 South. Range 32 East and being more particularly described as follows:Commence at the Southeast corner of Section 17, Township 14 South, Range 32 East; Thence S 88 45'46" W along the southline of Section 17, a distance of 328.45 feet; Thence N 02 40'50" E 250.79 feet for the point of beginning; Thence N 80 42'39" W 25.79 feet; Thence N 67 51'18" W 108.52 feet; Thence N 02 44'03" W 92.94 feet to a point in the Southerly right of way of Stonehaven Trail a 50 foot right-of-way; Thence along said right of way by a non-tangent curve being concave to the Northwest having a radius of 275 feet a central angle of 62 43'~ 3", for an arc length of 301.04 feet, said arc being subtended by a chord bearing of N 17 35'52" a distance of 286.24 fee'; Thence leaving said last described line by a non radial curve, said arc being concave to the West having a radius of 1360.08 feet a central angle of 17 28'07" for an arc length of 414.67 feet, said arc being subtended by a chord bearing of S 06 05'40 E a distance of 413.08 feet.

                                   EXHIBIT "C"

                         CONSTRUCTION OF LEASED PREMISES


SECTION "A":   INITIAL CONDITION OF THE PREMISES
------------------------------------------------

Tenant has inspected the leased Premises and by executing this Lease Tenant shall be deemed to have accepted the Leased Premises, in an "as is" condition, and Landlord shall have no other obligations hereunder.

SECTION "B": WORK BY TENANT IN PREMISES AT TENANT'S EXPENSE
-----------------------------------------------------------

All work by Tenant in the Premises shall be performed by Contractors approved in advance by Landlord per the plans submitted by Tenant and approved by the Landlord.

  1. Utilities: Tenant shall directly arrange for utilities at the Tenant's expense shall include, but are not limited to the following:

         (a) All building, plumbing, occupancy and other required permits, and furnish copies to the Landlord.
         (b)      Telephone outlet hook-up throughout bay.
         (c)      All required utility meters and fees.


  2.   Non-Combustible   Construction:   All   Tenant   construction   shall  be
non-combustible.

  3. Discipline: Tenant shall enforce strict discipline and good order among the employees of Tenant's contractors and subcontractors.

  4. Tenant's Work: Tenant shall commence Tenant's Work and diligently and continually proceed to complete the Premises in accordance with the approved Final Plans and permits.

  5. Permits: Tenant shall obtain all necessary permits from the jurisdictional authority and forward a copy of the permits to the Landlord prior to the start of any work in the Premises.

  6. Certificate of Occupancy: Tenant shall secure an occupancy permit from the jurisdictional authorities, and provide a copy to Landlord upon receipt.

  7.  Sub-Contractors:  Tenant  shall  provide  Landlord  with  a  list  of  all
contractors,   suppliers   and   sub-contractors,   prior  to   commencing   any
improvements.

  8. Insurance: Tenant shall provide Landlord with copies of Certificate of insurance and Competency from all contractors and sub-contractors.

  9. Release of Liens: Tenant shall provide Landlord with releases of lien in a form acceptable to Landlord naming Landlord and others as designated by Landlord as progress payments are made.

  Upon completion of the work Tenant shall obtain Final Release of Liens from all sub-contractors and contractors within ten (10) working days of completion of work prior to final acceptance by Landlord.

SECTION "C": WORK BY LANDLORD IN PREMISES AT TENANT'S EXPENSE:
--------------------------------------------------------------

  1. Roof Openings Any roof opening required, will be performed by l Landlords roofing contractor, at Tenant's expense. Such openings will include supporting


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



structures, angles, curies, flashing, ducts, vents and grills. I Landlord may refuse to approve any openings which, in Landlord's judgment exceed the capability of the structural system.

SECTION "D": PROCEDURE
----------------------

  1. Tenant Coordinator: Landlord's Tenant Coordinator shall be responsible for the review of each Tenant's Design Drawings and Final Plans. All questions pertaining to the design and construction of Tenant's Premises and all plans submittals shall be directed to the Tenant Coordinator at the following address:

                                Duane J. Stiller
                             THE STERLING COMPANIES
                            303 Royal Poinciana Plaza
                            Palm Beach, Florida 33480
                                 (407) 835-1810

  2. Plans: Tenant shall supply Landlord with two (2) sets of plans and specifications for Landlord's approval. These plans should include reflected ceiling plan, interior layout and finishes, plumbing, mechanical and electrical plans. If Landlord does not approve the plans Landlord shall note their reasons for such disapproval and Tenant shall, within ten (10) days after receipt of such "disapproval" Plans, correct any deficiencies noted by Landlord and re-submit the revised Plans to Landlord, for Landlord's approval. Tenant's work shall be performed only in accordance with the approved plans.

  3. Cleaning of Premises: Tenant shall maintain the Premises and surrounding areas in a clean and orderly condition during construction and merchandising. Tenant shall promptly remove all unused construction materials, equipment, shipping containers, packaging, debris, and flammable waste, resulting from Tenant's construction at Tenant's Expense.

  4. Violations: In the event the Tenant is notified of any violations of codes, ordinance regulations, requirements or guidelines, either by Jurisdictional authorities or by the Landlord, Tenant shall immediately notify Landlord and, at its expense, correct such violations within ten (10) calendar days after such notification or within a reasonable period of time.

                             TRAILS SHOPPING CENTER

                                   EXHIBIT "D

                                  SIGN CRITERIA


A.       SIGN CRITERIA
         -------------


  1. All signs shall be positioned over the storefront as directed in these sign criteria.

  2. All wording of signs shall not include the product sold unless it is in the company name.

  3. No animated, flashing, audible or smoke emitting signs will be permitted.

  4.     No exposed lamps or tubing will be permitted.

  5. No signs shall bear the UL label, and their installation shall comply with all local building and electrical codes.

  6.     No exposed raceways, crossovers or conduits will be permitted.

  7. All cabinets, conductors, transformers and other equipment shall be concealed. Visible fasteners will not be permitted.

  8.     Electrical service to all signs shall be on Tenant's meter.

  9. Tenant shall remove all previous signs and shall patch and paint fascia to match existing building color prior to installation of Tenant's signage.

         B.       SIGN SIZES
                  ----------

  1. The overall length of the sign shall not exceed 2/3 of the width of the storefront. Maximum height shall be 18 inches.

  2. Major Tenant signage: Size will be at Landlord's discretion and subject to its approval, and will be mounted as directed by these sign criteria.




         C.       SIGN TYPES
                  ----------

  1. Tenant shall provide the following sign types at Tenant's expense prior to opening for business:

         (a) One (1) Individual illuminated channel letter canopy sign with bronze metal returns to be placed on the canopy above the storefront. Color of faces to be subject to prior approval of Landlord. Color of faces must be requested by Tenant as part of Tenant's Sign Plans submission.

         (b) One (1) under canopy hanging sign with the Tenant's same name identification and script as the Tenant's canopy sign per Landlord's design specifications.

         (c) One (1) storefront identification sign at the entrance to the Leased Premises with the Tenant's same name identification and script as the Tenant's canopy sign per Landlord's design specifications.

  D.     CONSTRUCTION REQUIREMENTS
         -------------------------


  1. All signs, cabinets, fastenings and clips shall be of enameling iron with porcelain enamel finish, stainless steel, aluminum, brass or bronze, or carbon-bearing steel with factory painted finish. No black iron material or any type will be permitted.

  2. All letters and/or cabinets shall be fabricated using full welded construction.

  3.     All   penetrations  of  the  building   structure   required  for  sign
         installation shall be neatly sealed.

  4. No labels will be permitted on the exposed surface of signs except those required by local ordinance, which shall be applied in an inconspicuous location.

  5. Tenant's sign contractor shall repair and/or replace any damage caused by his work.

  6. Tenant shall be fully responsible for work performed by Tenant's sign contractor.

  7. Corrosion resistant threaded rods or anchor bolts with sleeves shall be used to mount letters. Angle clips attached to sides of letters will not be permitted.

  E.     APPROVALS
         ---------

  1. All permits for signs and their installation shall be obtained by Tenant or its representative, if required.

  2.     Tenant shall submit to Landlord for approval,  before fabrication,  one
         (1) sepia and four (4) prints of detail drawings indicating the location, size, layout, design and color of the proposed sign, including all lettering.

  3. Tenant shall be responsible for the fulfillment of all requirements of these sign criteria, and shall submit samples of sign materials if requested by Landlord.

                                  Exhibit 23.1
                       Consent of Igler & Dougherty, P.A.,
                        (Included in the Opinion Letter)